UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) - September 16, 2004


                             MTM TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


         New York                      0-22122                   13-3354896
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)

     850 Canal Street, Stamford, Connecticut                       06902
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    (Address of principal executive offices)                     (zip code)

   Registrant's telephone number, including area code   -   203-975-3700
                                                            ------------

                614 Corporate Way, Valley Cottage, New York 10989
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          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

INTRODUCTORY COMMENT

     This Form 8-K/A amends the Current Report on Form 8-K filed by the Registrant on September 22, 2004 reporting the acquisition of substantially all of the assets of Network Catalyst, Inc.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS

9.01 Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired.

     Reference is made to the Audited Financial Statements for Network Catalyst, Inc. for the year ended December 31, 2003 and the six months ended June 30, 2004 attached hereto as Exhibit 99.1.

(b)  Pro forma financial information.

     Reference is made to the Pro Forma Balance Sheet for MTM Technologies, Inc. and Network Catalyst, Inc. combined at June 30, 2004 and the Pro Forma Income Statement for MTM Technologies, Inc. and Network Catalyst, Inc. combined for the year ended March 31, 2004, the three months ended June 30, 2004 and the three months ended June 30, 2003 attached hereto as Exhibit 99.2.

(c)  Exhibits

Exhibit 23     Auditors Consent.

Exhibit 99.1 Audited Financial Statements for Network Catalyst, Inc. for the year ended December 31, 2003 and the six months ended June 30, 2004.

Exhibit 99.2 Pro Forma Balance Sheet for MTM Technologies, Inc. and Network Catalyst, Inc. combined at June 30, 2004 and Pro Forma Income Statement for MTM Technologies, Inc. and Network Catalyst, Inc. combined for the year ended March 31, 2004, the three months ended June 30, 2004 and the three months ended June 30, 2003.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MTM TECHNOLOGIES, INC.
                                           ----------------------
                                           (Registrant)

                                           By: /s/ Francis J. Alfano
                                               ---------------------
                                               Francis J. Alfano, Chief
                                               Executive Officer

October 13, 2004


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


                                  EXHIBIT INDEX
                                  -------------

EXHIBIT
-------

Exhibit 23     Auditors Consent.

Exhibit 99.1 Audited Financial Statements for Network Catalyst, Inc. for the year ended December 31, 2003 and the six months ended June 30, 2004.

Exhibit 99.2 Pro Forma Balance Sheet for MTM Technologies, Inc. and Network Catalyst, Inc. combined at June 30, 2004 and Pro Forma Income Statement for MTM Technologies, Inc. and Network Catalyst, Inc. combined for the year ended March 31, 2004, the three months ended June 30, 2004 and the three months ended June 30, 2003.


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